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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2001

ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-27212 (Commission File Number)	33-0618093 (I.R.S. Employer Identification No.)

7 Studebaker
Irvine, California 92618
(Address of principal executive offices)(Zip Code)

(949) 595-4770
(Registrant’s telephone number, including area code)

ITEM 5. Other Events.

          A press release issued by the registrant on October 17, 2001 is attached to this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 17, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

ENDOCARE, INC.

Date : October 17, 2001	/s/ Paul W. Mikus

By: Paul W. Mikus, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 17, 2001.

3